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                                                                   EXHIBIT 10.2

                THIRD AMENDMENT TO AGRICULTURAL CREDIT AGREEMENT

     This Third Amendment to Agricultural Credit Agreement (the "Amendment") is made and entered into as of this 5th day of June, 1998, by and between SANWA BANK CALIFORNIA (the "Bank") and SCHEID VINEYARDS CALIFORNIA INC. (the "Borrower") with respect to the following:

     This Amendment shall be deemed to be a part of and subject to that certain Agricultural Credit Agreement dated as of June 4, 1997, as it may be amended from time to time, and any and all addenda and riders thereto (collectively the "Agreement"). Unless otherwise defined herein, all terms used in this Amendment shall have the same meanings as in the Agreement. To the extent that any of the terms or provisions of this Amendment conflict with those contained in the Agreement, the terms and provisions contained herein shall control.

     WHEREAS, the Borrower and the Bank mutually desire to extend and/or modify the Agreement.

     NOW THEREFORE, for value received and hereby acknowledged, the Borrower and the Bank agree as follows:

          1. MODIFICATION OF EXPIRATION DATE. All references in Section 2 of the Agreement to the date June 5, 1998 are changed to June 5, 2000.

          2.   CHANGE IN PURPOSE.    Section 2.02 A. of the Agreement is
deleted in its entirety and the following is substituted in lieu thereof:

          A. PURPOSE. Advances under this Crop Line of Credit shall be used for general corporate and working capital purposes.

          3.   CHANGE IN FINANCIAL CONDITION.   Section 6.15 A and D of the
Agreement are deleted in their entirety and the following is substituted in lieu thereof:

          A. NET WORTH. A minimum Effective Tangible Net Worth of not less than $20,000,000.

          D. DEBT TO NET WORTH. A ratio of Debt to Effective Tangible Net Worth of not more than 1 to 1 at the end of each fiscal quarter.

          4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby reaffirms the representations and warranties contained in the Agreement and represents that no event, which with notice or lapse of time, could become an Event of Default, has occurred or is continuing.

          5. CONFIRMATION OF OTHER TERMS AND CONDITIONS OF THE AGREEMENT. Except as specifically provided in this Amendment, all other terms, conditions and covenants of the Agreement unaffected by this Amendment shall remain unchanged and shall continue in full force and effect and the Borrower hereby covenants and agrees to perform and observe all terms, covenants and agreements provided for in the Agreement, as hereby amended.

          6. GOVERNING LAW. This Amendment shall be governed and construed in accordance with the laws of the State of California to which jurisdiction the parties hereto hereby consent and submit.

          7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first hereinabove written.


BANK:                                   BORROWER:

SANWA BANK CALIFORNIA                   SCHEID VINEYARDS CALIFORNIA INC.

By:                                     By:
   -----------------------------------      ----------------------------------
    STEVEN R. EDMONSTON,  V.P.               ALFRED G. SCHEID, PRESIDENT

                                        By:
                                            ----------------------------------
                                             ERNEST M. BROWN, SECRETARY

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